UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 24, 2010
EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1806 New Britain Avenue, Farmington, CT 06032
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 860-677-2603
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Section 1—Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     The text set forth below under Item 2.03 is incorporated into this Item by this reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     On November 24, 2010, EDAC Technologies Corporation (“EDAC”) entered into a Second Amendment to Credit Agreement and Modification of Mortgage, among TD Bank, EDAC, and its subsidiaries Gros-Ite Industries, Inc. (“Gros-Ite”) and Apex Machine Tool Company, Inc. (“Apex”). The Second Amendment increased the revolving line of credit from the principal amount of $7,500,000 to the principal amount of $10,500,000. The revolving line of credit continues to be secured by cross-guaranties and liens on the business assets of EDAC, Gros-Ite and Apex in favor of TD Bank, along with a mortgage on the facility located at 275 Richard Street in Newington, Connecticut.
     On November 24, 2010, EDAC, Gros-Ite and Apex also delivered to TD Bank an Amended and Restated Revolving Credit Note which replaced the existing Revolving Credit Note dated May 27, 2009. The $10,500,000 revolving line of credit is payable in monthly installments of interest only beginning on December 1, 2010 and will mature on July 31, 2011, or be renewed by TD Bank. Interest will accrue on the revolving line of credit at the greater of the prime rate or 4%.
     Copies of the Second Amendment and the Amended and Restated Revolving Credit Note are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. The foregoing descriptions of the Second Amendment and the Amended and Restated Revolving Credit Note do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference to the exhibits attached hereto.

Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included herewith:

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement and Modification of Mortgage, dated as of November 24, 2010, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.2	Amended and Restated Revolving Credit Note, dated as of November 24, 2010, made by EDAC, Gros-Ite and Apex in favor of TD Bank, N.A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION
Date: November 29, 2010	By:	/s/ Glenn L. Purple
Vice President-Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement and Modification of Mortgage, dated as of November 24, 2010, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.2	Amended and Restated Revolving Credit Note, dated as of November 24, 2010, made by EDAC, Gros-Ite and Apex in favor of TD Bank, N.A.